SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 1995


SEARS ROEBUCK ACCEPTANCE CORP.

(Exact name of registrant as specified in charter)


   Delaware                      1-4040                  51-0080535
(State or Other               (Commission             (IRS Employer
Jurisdiction of               File Number)            Identification No.)
Incorporation)



3711 Kennett Pike, Greenville Delaware                       19807
(Address of principal executive offices)                    (Zip Code)







Registrant's telephone number, including area code (302) 888-3116

Item 5.     Other Events.

      On June 29, 1995, the Registrant entered into the credit agreements attached hereto as Exhibits 4(a) and 4(b).



Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.



            The exhibits are incorporated by reference to the exhibit list attached hereto.






































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                                    SIGNATURES





            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SEARS ROEBUCK ACCEPTANCE CORP.





Date:         , 1995                By:
                                          STEPHEN D. CARP
                                          Vice President, Finance
                                          and Assistant Secretary
                                          (principal financial and
                                          accounting officer
                                          and authorized officer of
                                          Registrant)



























                                        -3-
                                   EXHIBIT LIST




4(a) $4,680,000,000 Amended and Restated Credit Agreement dated as of June 29, 1995 among Sears Roebuck Acceptance Corp., the banks listed on the signature pages thereof, the Managing Agent, Co-Arrangers, Co-Agents and Lead Managers referred to therein and Morgan Guaranty Trust Company of New York, as Agent.

4(b) $1,000,000,000 Credit Agreement dated as of June 29, 1995 among Sears Roebuck Acceptance Corp., the banks listed on the signature pages thereof, the Managing Agent, Co-Arrangers, Co-Agents and Lead Managers referred to therein and Morgan Guaranty Trust Company of New York, as Agent.




































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